Exhibit 99.1

Contacts:
Stephanie Diaz (Investors)	Tim Brons (Media)
Vida Strategic Partners	Vida Strategic Partners
415-675-7401	415-675-7402
sdiaz@vidasp.com	tbrons@vidasp.com

AVID BIOSERVICES announces expansion into viral vector development and manufacturing services for cell and gene therapy

Leverages Established Track Record of Excellence in Biologics CGMP Manufacturing to Address the Rapidly Growing Cell and Gene Therapy Market

World-Class Viral Vector Development and Manufacturing Facility Being Built in Orange County, CA

Appoints Drew Brennan, Experienced CDMO Business Development Executive, as General Manager of Viral Vector Technologies

TUSTIN, CA, October 14, 2021 -- Avid Bioservices, Inc. (NASDAQ:CDMO), a dedicated biologics contract development and manufacturing organization (CDMO) working to improve patient lives by providing high quality development and manufacturing services to biotechnology and pharmaceutical companies, today announced that the company is expanding its CDMO service offering into the rapidly growing cell and gene therapy market. As part of this effort, the company is constructing a world-class, purpose-built 53,000 sq. ft. viral vector development and CGMP manufacturing facility in Costa Mesa, CA, approximately five miles from Avid’s existing operations in Tustin, CA. Additionally, Avid has appointed Drew Brennan, an experienced CDMO business development executive as general manager of viral vector technologies to lead its expansion into the cell and gene therapy market.

Avid’s decision to expand its service offering into viral vector development and manufacturing is driven by continued strong growth in the cell and gene therapy market combined with the CDMO industry’s overall lack of proven, high-quality CGMP manufacturing expertise and capacity for viral vectors. With more than 16 years of experience in commercial manufacturing of biologics underpinned by a strong quality ethos and a customer-centric approach to doing business, Avid offers a strong value proposition to prospective customers in the cell and gene therapy market. Based on current projections, the company expects the entire new facility build out to take up to 18 months at an estimated cost of approximately $65 million to $75 million. The new facility’s analytical and process development laboratories are expected to come online more rapidly, with the potential to be operational within six-to-eight months.

This investment into viral vector services follows Avid’s recent investments into growing its existing biologics manufacturing capacity through ongoing expansions at its Myford manufacturing facility. The expansion into viral vector services, combined with the addition of the potential annual revenue generating increases associated with the ongoing Myford expansion, has the potential to bring the company’s total annual revenue generating capacity to more than $350 million.

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As newly appointed general manager of viral vector technologies, Mr. Brennan will be responsible for overseeing all business activities related to Avid’s expansion into the cell and gene therapy market. He most recently spent more than a decade in senior sales and operations positions at Novasep, a leading provider of equipment and services in the fields of both small molecule and biologics production and purification for the life science and chemical industries. His tenure at Novasep culminated in his serving as general manager for Novasep’s U.S. subsidiary, with responsibility for all products including viral vector CDMO services. In this role, Mr. Brennan was credited with driving the significant growth of Novasep’s U.S. CDMO services business including the securing of several major viral vector CDMO contracts leading to the construction of new commercial facilities located in Belgium. With a master’s degree in cell biology and a bachelor’s degree in chemical engineering, he began his career developing perfusion bioreactors for monoclonal antibody production before transitioning into sales and business development positions, including the role of senior sales engineer for Millipore Corporation.

“With our extremely strong track record of quality in manufacturing, our stellar regulatory inspection history, and our customer-centric business approach, we feel that Avid is in a strong position to add significant value to innovator companies in gene and cell therapy that are struggling to find reliable and collaborative outsourcing partners,” said Nicholas Green, president and chief executive officer of Avid Bioservices. “We believe that the addition of viral vector services is a natural extension of our existing traditional biologics offering and provides another avenue for growth by supporting the development and manufacturing of these innovative therapies. We are also thrilled to add Drew to our team to lead our business efforts in the cell and gene therapy market. His impressive track record in this area, combined with the deep relationships that he has developed throughout the industry, will strongly position this new service offering for success.”

“I am thrilled to join the team at Avid Bioservices that maintains such an impressive reputation for high quality commercial manufacturing of biologic products. As more cell and gene therapy programs reach late-stage clinical development and, ultimately, product approval, the need for highly capable and reliable CDMO partners will only increase. I strongly believe that Avid will be well positioned to offer innovators a superior alternative for the manufacturing of their viral vectors,” said Mr. Brennan.

About Avid Bioservices, Inc.

Avid Bioservices is a dedicated contract development and manufacturing organization (CDMO) focused on development and CGMP manufacturing of biologics. The company provides a comprehensive range of process development, CGMP clinical and commercial manufacturing services for the biotechnology and biopharmaceutical industries. With 28 years of experience producing monoclonal antibodies and recombinant proteins, Avid's services include CGMP clinical and commercial drug substance manufacturing, bulk packaging, release and stability testing and regulatory submissions support. For early-stage programs the company provides a variety of process development activities, including upstream and downstream development and optimization, analytical methods development, testing and characterization. The scope of our services ranges from standalone process development projects to full development and manufacturing programs through commercialization. www.avidbio.com.

Forward-Looking Statements

Statements in this press release which are not purely historical, including statements regarding Avid Bioservices, Inc.'s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties including, but not limited to, the risk that the company may experience delays in the construction of viral vector facility, the risk that expanding into a new biologics manufacturing segment may distract senior management’s focus on the company’s existing operations and/or its current expansion of the Myford facility, the risk that the company may experience delays in hiring qualified individuals into the viral vector business, the risk that the company may experience delays in engaging initial customers for the viral vector business, and the risk that the viral vector business may not become profitable for several years, if ever . Our business could be affected by a number of other factors, including the risk factors listed from time to time in our reports filed with the Securities and Exchange Commission including, but not limited to, our annual report on Form 10-K for the fiscal year ended April 30, 2021 and subsequent quarterly reports on Form 10-Q, as well as any updates to these risk factors filed from time to time in our other filings with the Securities and Exchange Commission. We caution investors not to place undue reliance on the forward-looking statements contained in this press release, and we disclaim any obligation, and do not undertake, to update or revise any forward-looking statements in this press release except as may be required by law.

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